UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2004

BRUSH ENGINEERED MATERIALS INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	001-15885	34-1919973
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue	Cleveland, Ohio	44110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 486-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under th Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On August 4, 2004, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website, and a copy of that slide presentation was furnished on Form 8-K (the “Form 8-K”) under Item 9. This Amendment No. 1 (the “Amendment”) is furnished to correct certain information on the slide entitled “Segment Earnings 2000 – 2004.” The complete slide presentation is attached hereto as Exhibit 99.1. This Amendment continues to speak as of the date of the original filing of the Form 8-K, and the Company has not updated the disclosures contained herein to reflect any events that occurred at a later date.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Current Investor Update

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH ENGINEERED MATERIALS INC.

Date: August 26, 2004	By:	/s/Michael C. Hasychak

Vice President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Current Investor Update